SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 9, 2018

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-12561	95-3819300
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Kasson Road, Suite 382

Camillus, New York 13031

(Address of principal executive offices)

(315) 350-3936

(Registrant's Telephone Number)

4/F West Wing Dingheng Plaza,

45A North Fengtai Road,

Beijing, China, 100071

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

The company announces its new web site www.csol.co shareholder can look forward for shareholder update and news as the company is moving forward on getting current with it reporting requirements with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Solar & Clean Energy Solutions, Inc.

Date:	March 9, 2018	By:	/s/SHELLI FIELDS
		Name:	Shelli Fields
		Title:	CEO

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